AIRCRAFT FINANCE TRUST
                        ASSET BACKED NOTES, SERIES 1999-1
                              REPORT TO NOTEHOLDERS
                All amounts in US dollars unless otherwise stated

Payment Date                   15th of each month
Convention                      Modified Following Business Day

Current Payment Date               January 18, 2000
Current Calculation Date           January 11, 2000

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1. Account Activity Summary between Calculation Dates
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
                                              Prior                                                        Balance on
                                            Balance              Deposits           Withdrawals      Calculation Date

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
Expense Account                      $ 6,889,329.75        $ 3,374,750.38       $ (1,007,758.85)       $ 9,256,321.28
Collection Account                  $ 67,563,404.66       $ 14,895,074.48      $ (16,135,404.66)      $ 66,323,074.48
VARIG Reserve Account                $ 6,750,000.00                   $ -                   $ -        $ 6,750,000.00
Lessee Funded Account               $ 13,263,933.99           $ 25,919.49         $ (572,000.00)      $ 12,717,853.48
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Total                               $ 94,466,668.40       $ 18,295,744.35      $ (17,715,163.51)      $ 95,047,249.24
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
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2. Analysis of Expenses Account Activity
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Opening Balance on Previous Calculation Date                                                           $ 6,889,329.75
Transfer from Collection Account on Previous Payment Date                                              $ 3,374,750.38
Interim Transfer from Collection Account                                                                          $ -
Payments on Previous Payment Date                                                                       $ (464,904.54)
Interim payments                                                                                        $ (542,854.31)
Other                                                                                                             $ -
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Balance on Current Calculation Date                                                                    $ 9,256,321.28
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3. Analysis of Collection Account Activity
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Opening Balance on Previous Calculation Date                                                          $ 67,563,404.66
Collections during period
 - lease rentals                                                                                      $ 11,836,957.94
 - maintenance reserves                                                                                $ 2,076,643.21
 - other                                                                                                          $ -
 - interest income                                                                                       $ 409,473.33
Drawings under Credit or Liquidity Enhancement Facilities                                                         $ -
Repayment of Drawings under Credit or Liquidity Enhancement Facilities                                            $ -
Transfer to Expense Account on previous Payment Date                                                  $ (3,374,750.38)
Net Swap payments on previous Payment Date                                                              $ (127,895.84)
Net Transfers from (to) Lessee Funded Accounts                                                           $ 572,000.00
Net Transfers from (to) Varig Reserve Accounts                                                                    $ -
Aggregate Note Payments on previous Payment Date                                                      $(12,632,758.44)
Interim Transfer to Expense Account                                                                               $ -
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Balance on Current Calculation Date                                                                   $ 66,323,074.48
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                                  Page 1 of 4
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
Net Transfers pursuant to Section 3.07 of the Trust Indenture                                                     $ -
                                                                                                ----------------------
Available Collections                                                                                 $ 66,323,074.48
                                                                                                ----------------------

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3. Analysis of Collection Account Activity (Continued)
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Analysis of Current Payment Date Distributions

(i)          Required Expense Amount                                                                     $ 547,932.43
(ii)  a)    Class A Interest but excluding Step-up/Additional Interest                                 $ 5,786,114.45
      b)    Swap Payments other than subordinated swap payments                                                   $ -
(iii)        Repayment of Primary Eligible Credit Facilities                                                      $ -
(iv)         First Collection Account top-up                                                          $ 33,000,000.00
(v)         Class A Minimum principal payment                                                                     $ -
(vi)          Class B Interest                                                                           $ 897,248.22
(vii)       Repayment of Secondary Eligible Credit Facilities                                                     $ -
(viii)      Second collection account top-up                                                          $ 10,000,000.00
(ix)         Class B Minimum principal payment                                                                    $ -
(x)        Class C Interest                                                                              $ 706,666.67
(xi)       Repayment of Tertiary Eligible Credit Facilities                                                       $ -
(xii)      Third Collection Account top-up                                                             $ 5,000,000.00
(xiii)        Class A Supplemental principal                                                                      $ -
(xiv)         Class B Supplemental principal                                                                      $ -
(xv)       Class C Minimum principal payment                                                                      $ -
(xvi)         Class D Interest                                                                           $ 586,666.67
(xvii)       Repayment of Subordinate Eligible Credit Facilities                                                  $ -
(xviii)      Fourth Collection Account top-up                                                          $ 4,000,000.00
(xix)          Class D Minimum principal payment                                                                  $ -
(xx)         Expense Accrual                                                                           $ 3,196,050.00
(xxi)        Additional and Step-up Interest
              (a)  Additional Interest                                                                            $ -
              (b)  Maturity Step-up Interest                                                                      $ -
              (c)  Registration Step-up Interest                                                                  $ -
(xxii)        Class A Scheduled principal                                                                         $ -
(xxiii)       Class B Scheduled principal                                                                         $ -
(xxiv)        Class C Scheduled principal                                                                         $ -
(xxv)         Class D Scheduled principal                                                                         $ -
(xxvi)      Reimbursment of Beneficial Interest Cure Payments                                                     $ -
(xxvii)     Sale Premium
              (a)  Class C                                                                                        $ -
              (b)  Class D                                                                                        $ -
(xxviii)    Expense Account for Modification Accruals and Refinancing Payments                                    $ -
(xxix)     Class A Outstanding Principal Balance                                                       $ 2,602,396.04
(xxx)      Class B Outstanding Principal Balance                                                                  $ -
(xxxi)     Class C Outstanding Principal Balance                                                                  $ -
(xxxii)    Class D Outstanding Principal Balance                                                                  $ -
(xxxiii)    Subordinated Swap Payments                                                                            $ -
(xxxiv)    Additional Servicing Obligations                                                                       $ -
(xxxv)      Remainder to Beneficial Interest                                                                      $ -
                                                                                                ----------------------
                                                                                                      $ 66,323,074.48

                                  Page 2 of 4
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

Analysis of Liquidity Reserve Amount
First Collection Account Top-up                           $ 33,000,000.00
Second Collection Account Top-up                          $ 10,000,000.00
Third Collection Account Top-up                            $ 5,000,000.00
Fourth Collection Account Top-up                           $ 4,000,000.00
                                                    ----------------------
  Total Liquidity Reserve Amount                          $ 52,000,000.00                             $(52,000,000.00)

             Total Payments with respect to Payment Date
                                                                                                ----------------------
             less Collection Account Top Ups (iv), (viii), (xii), and (xviii) above                   $ 14,323,074.48
                                                                                                ----------------------

4. Payments on the Notes by Subclass
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                                                                 Subclass              Subclass                 Class
(a) Floating Rate Notes                                               A-1                   A-2                     B
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
Applicable LIBOR                                                 6.46250%              6.46250%              6.46250%
Applicable Margin                                                0.48000%              0.50000%              1.15000%
Applicable Interest Rate                                         6.94250%              6.96250%              7.61250%
Actual Number of Days                                                  34                    34                    34
Interest Amount Paid                                       $ 3,360,362.85        $ 2,425,751.60          $ 897,248.22
Additional Interest Paid                                              $ -                   $ -                   $ -
Maturity Step-up Interest Amount Paid                                 $ -                   $ -                   $ -
Registration Step-up Interest Amount Paid                             $ -                   $ -                   $ -
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Total Interest Paid                                        $ 3,360,362.85        $ 2,425,751.60          $ 897,248.22
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Expected Final Payment Date                                  May 15, 2004         June 15, 2008          May 15, 2016
Excess Amortisation Date                                     May 15, 2004         June 15, 1999         June 15, 1999

Original Balance                                         $ 512,500,000.00      $ 400,000,000.00      $ 126,500,000.00
Opening Outstanding Principal Balance                    $ 512,500,000.00      $ 368,896,642.57      $ 124,798,361.14
Total Principal Distribution Amount                                   $ -        $ 2,602,396.04                   $ -
Redemption Amount:
  Amount allocable to principal                                       $ -                   $ -                   $ -
  Amount allocable to premium                                         $ -                   $ -                   $ -
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Closing Outstanding Principal Balance                    $ 512,500,000.00      $ 366,294,246.53      $ 124,798,361.14
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                                                                    Class                 Class
(b) Fixed Rate Notes                                                    C                     D
------------------------------------------------------------------------------------------------

Applicable Interest Rate                                            8.00%                11.00%
Number of Days                                                         30                    30
Interest Amount Payable                                      $ 706,666.67          $ 586,666.67
Additional Interest Paid                                              $ -                   $ -
Registration Step-up Interest Amount Paid                             $ -                   $ -
------------------------------------------------------------------------------------------------
Total Interest Paid                                          $ 706,666.67          $ 586,666.67
------------------------------------------------------------------------------------------------

Expected Final Payment Date                                 July 15, 2016       August 15, 2016
Excess Amortisation Date                                    July 15, 2016          May 15, 2009

Original Balance                                         $ 106,000,000.00       $ 64,000,000.00
Opening Outstanding Principal Balance                    $ 106,000,000.00       $ 64,000,000.00
Total Principal Distribution Amount                                   $ -                   $ -

Redemption Amount:
 Amount allocable to principal                                        $ -                   $ -
 Amount allocable to premium                                          $ -                   $ -
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
Closing Outstanding Principal Balance                    $ 106,000,000.00       $ 64,000,000.00
------------------------------------------------------------------------------------------------

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5. Floating Rate Note information for next Interest Accrual Period
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Next Payment Date                                       February 15, 2000
Next Calculation Date                                    February 9, 2000
Reference Date                                           January 14, 2000

                                                                 Subclass              Subclass                 Class
                                                                      A-1                   A-2                     B
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Applicable LIBOR                                                 5.79250%              5.79250%              5.79250%
Applicable Margin                                                0.48000%              0.50000%              1.15000%
Applicable Interest Rate                                         6.27250%              6.29250%              6.94250%

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6. Payments per $100,000 Inital Outstanding Principal Balance of Notes
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                                                                 Subclass              Subclass                 Class
(a) Floating Rate Notes                                               A-1                   A-2                     B
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Opening Outstanding Principal Balance                          100,000.00             92,224.16             98,654.83
Total Principal Payments                                                -                650.60                     -
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Closing Outstanding Principal Balance                          100,000.00             91,573.56             98,654.83

Total Interest                                                     655.68                606.44                709.29
Total Premium                                                           -                     -                     -
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                                                                    Class                 Class
(b) Fixed Rate Notes                                                    C                     D
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Opening Outstanding Principal Balance                          100,000.00            100,000.00
Total Principal Payments                                                -                     -
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Closing Outstanding Principal Balance                          100,000.00            100,000.00

Total Interest                                                     666.67                916.67
Total Premium                                                           -                     -
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
                                  Page 4 of 4